UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2021

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Item 8.01	Other Events

On January 29, 2021, HarborOne Bancorp, Inc. (the “Company”), issued a press release announcing that the Company’s 2021 annual meeting of shareholders (the “Annual Meeting”) will be held virtually, by means of remote communication, on May 26, 2021 at 10:00 a.m. Eastern Time.  Additional information regarding the Annual Meeting, including how to attend and whether it will be held in a virtual meeting format only, will be provided in the Company’s proxy statement.

Because the date of the Annual Meeting has been advanced by more than thirty (30) days from the anniversary date of the Company’s 2020 annual meeting, the Company has set a new deadline for the receipt of shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Annual Meeting. In order to be considered timely, such proposals must be received by the Company’s Secretary no later than February 25, 2021.  Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of shareholders must also comply with rules of the Securities and Exchange Commission (the “SEC”) regarding the inclusion of shareholder proposals in proxy materials, and the Company may omit from its proxy materials any proposal that does not comply with the SEC’s rules.

Additionally, in accordance with the advance notice provisions set forth in the Company’s bylaws, in order for a shareholder proposal to be submitted outside of Rule 14a-8 of the Exchange Act or a director nomination submitted by a shareholder to be considered timely, it must be received by the Company’s Secretary not later than February 25, 2021.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description

99.1	Press release dated January 29, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

EXHIBIT INDEX

Number	Description

99.1	Press release dated January 29, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

3

HARBORONE BANCORP, INC.

	By:	/s/ Linda H. Simmons

	Name:	Linda H. Simmons
	Title:	Executive Vice President and
Chief Financial Officer

Date: January 29, 2021